UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2017 (July 31, 2017)

Ennis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

2441 Presidential Pkwy. Midlothian, Texas	76065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 775-9801

N/A

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in its Form 8-K filed on January 20, 2009, Ennis, Inc. (the “Company”) entered into Employment Agreements dated as of December 19, 2009 with each of Messrs. Michael Magill, Executive Vice President and Secretary, Richard Travis, Vice President of Finance, CFO and Treasurer, and Ronald Graham, Vice President of Administration (the “Old Agreements”). On July 31, 2017, the Company amended and restated each of the Old Agreements to incorporate the following material modifications (as so modified, the “New Agreements”):

•	The term of the New Agreements are from July 31, 2017 to July 31, 2018, with each contract containing automatic successive one-year renewals on the same terms and conditions unless either party provides the other party with 60 days notices of its election not to renew.

•	The New Agreements were updated to reflect the executives’ current base rate of pay as follows - Magill - $502,799, Travis - $388,220, and Graham - $292,934.

•	The New Agreements change the amount each of the executives will receive in the event of a “Change in Control,” as defined, as follows - salary 2.0X and bonus - 2.0X.

All other previously disclosed terms and conditions set forth in the Old Agreements remain unchanged.

The New Agreements are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)	The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 5.02(e).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between the Company and Michael Magill, Executive Vice President and Secretary, effective July 31, 2017.

10.2	Employment Agreement between the Company and Ronald Graham, Vice President of Administration, effective July 31, 2017.

10.3	Employment Agreement between the Company and Richard Travis, Vice President of Finance, CFO and Treasurer, effective July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date: August 3, 2017	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between the Company and Michael Magill, Executive Vice President and Secretary, effective July 31, 2017.

10.2	Employment Agreement between the Company and Ronald Graham, Vice President of Administration, effective July 31, 2017.

10.3	Employment Agreement between the Company and Richard Travis, Vice President of Finance, CFO and Treasurer, effective July 31, 2017.